EXHIBIT D

                    INITIAL INVESTOR NOMINEE
                NOTICE PURSUANT TO SECTION 5.1(B)


1.Name of Investor                        Charles O. (Chad) Holliday,
Nominee                                 Jr.

  14A Information:

                        Age               49 (DOB 3/9/48)

                        Current           Since 1995, Executive Vice
                      Position          President, DuPont,
                                        Chairman, DuPont Asia
                                        Pacific and member of the
                                        Office of the Chief
                                        Executive.  DuPont is a
                                        global chemical, energy and
                                        life sciences company.

                        Previous          Senior Vice President,
                      Positions:        DuPont (1992)  President,
                      (Past 5 +         DuPont Asia Pacific (1990)
                      years)

                        Other             Analog Devices, Inc.
                      Directorships:    DuPont Photmasks, Inc.
                                        E.I. du Pont de Nemours and
                                        Company


2.Name of Investor                        William F. (Bill) Kirk
Nominee

  14A Information:

                        Age:              54 (DOB 9/11/42)

                        Current           Since 1990, Vice President,
                      Position          General Manager, DuPont
                                        Agricultural Products.
                                        Dupont is a global chemical
                                        energy and life sciences
                                        company.

                        Previous          General Manager,
                      Positions:        Agricultural
                        (Past 5+ years)   Products (1985)

                        Other             None
                      Directorships: